UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2011
EATON CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-1396	34-0196300

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eaton Center
Cleveland, Ohio	44114

(Address of principal executive offices)	(Zip Code)
(216) 523-5000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On June 16, 2011, Eaton Corporation (the “Company”) issued and sold $300,000,000 aggregate principal amount of Floating Rate Notes due June 16, 2014 (the “Notes”) pursuant to the Company’s effective registration statement on Form S-3 previously filed with the Securities and Exchange Commission (the “Registration Statement”). A copy of the opinion of Mark M. McGuire, General Counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5 to this Report. The Company incorporates by reference the exhibit filed herewith into the Registration Statement, pursuant to which the Notes were registered.
Item 9.01. Financial Statements and Exhibits.
The following exhibits are filed as part of this report on Form 8-K.

Number	Exhibit	Method of Filing

5	Opinion of Mark M. McGuire, General Counsel of the Company	Filed with this report

23.1	Consent of Mark M. McGuire (included in Exhibit 5)	Filed with this report
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EATON CORPORATION
Date: June 16, 2011	By:	/s/ Mark M. McGuire
Mark M. McGuire Executive Vice President and General Counsel